                                                                    Exhibit 10.4
                                                                  EXECUTION COPY





                      MASTER RECEIVABLES PURCHASE AGREEMENT


                                     between


                    HOUSEHOLD AUTOMOTIVE CREDIT CORPORATION,
                                    as Seller

                                       and


                     HOUSEHOLD AUTO RECEIVABLES CORPORATION,
                                  as Purchaser










                                   dated as of

                                 August 8, 2002

                                TABLE OF CONTENTS


                                                                                               Page
                                                                                               ----

ARTICLE I DEFINITIONS.............................................................................1

   SECTION 1.1   General..........................................................................1
   SECTION 1.2   Specific Terms...................................................................1
   SECTION 1.3   Other Definitional Provisions....................................................2
   SECTION 1.4   Certain References...............................................................2
   SECTION 1.5   No Recourse......................................................................3

ARTICLE II CONVEYANCE OF THE RECEIVABLES AND THE OTHER CONVEYED PROPERTY..........................3

   SECTION 2.1   Purchase.........................................................................3

ARTICLE III REPRESENTATIONS AND WARRANTIES........................................................5

   SECTION 3.1   Representations and Warranties of Seller.........................................5
   SECTION 3.2   Representations and Warranties of HARC...........................................7

ARTICLE IV COVENANTS OF SELLER....................................................................8

   SECTION 4.1   Seller's Covenants...............................................................8

ARTICLE V REPURCHASES.............................................................................9

   SECTION 5.1   Repurchase of Receivables Upon Breach of Warranty................................9
   SECTION 5.2   Reassignment of Repurchased Receivables.........................................10
   SECTION 5.3   Waivers.........................................................................10

ARTICLE VI MISCELLANEOUS.........................................................................11

   SECTION 6.1   Liability of Seller.............................................................11
   SECTION 6.2   Amendment.......................................................................11
   SECTION 6.3   GOVERNING LAW...................................................................11
   SECTION 6.4   Notices.........................................................................11
   SECTION 6.5   Severability of Provisions......................................................11
   SECTION 6.6   Assignment......................................................................11
   SECTION 6.7   Acknowledgment and Agreement of Seller..........................................12
   SECTION 6.8   Further Assurances..............................................................12
   SECTION 6.9   No Waiver; Cumulative Remedies..................................................12
   SECTION 6.10  Counterparts....................................................................12
   SECTION 6.11  Binding Effect; Third-Party Beneficiaries.......................................12
   SECTION 6.12  Merger and Integration..........................................................13
   SECTION 6.13  Heading.........................................................................13
   SECTION 6.14  Schedules and Exhibits..........................................................13
   SECTION 6.15  Survival of Representations and Warranties......................................13
   SECTION 6.16  Nonpetition Covenant............................................................13


                                    EXHIBITS

EXHIBIT A       Form of Receivables Purchase Agreement Supplement

SCHEDULE A      Schedule of Related Master Sale and Servicing Agreements

            THIS MASTER RECEIVABLES PURCHASE AGREEMENT, dated as of August 8, 2002, executed between Household Auto Receivables Corporation, a Nevada corporation, as purchaser ("HARC") and Household Automotive Credit Corporation, a Delaware corporation, as seller ("SELLER").

                         W I T N E S S E T H :

            WHEREAS, HARC has agreed to purchase from time to time from Seller, and Seller, pursuant to this Agreement, has agreed to transfer from time to time to HARC the Receivables and the Other Conveyed Property.

            WHEREAS, HARC intends from time to time to transfer Receivables and Other Conveyed Property to different Delaware business trusts, each of which will issue notes and certificates secured by the Receivables and Other Conveyed Property.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, HARC and Seller, intending to be legally bound, hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.1 GENERAL. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the related Master Sale and Servicing Agreement.

            SECTION 1.2 SPECIFIC TERMS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            "AGREEMENT" means this Master Receivables Purchase Agreement and all amendments hereof and supplements hereto.

            "CONVEYANCE" shall have the meaning specified in Section 2.1.

            "CONVEYANCE PAPERS" shall have the meaning specified in Section 3.1.

            "CUTOFF DATE" shall have the meaning assigned to such term in the applicable Series Supplement or Receivables Purchase Agreement Supplement.

            "MASTER SALE AND SERVICING AGREEMENT" means each agreement so entitled set forth on Schedule A among HARC, Household Finance Corporation, as Master Servicer, the indenture trustee named therein and the issuer named therein, each as supplemented by a related series supplement among HARC, Household Finance

Corporation, as Master Servicer, the indenture trustee named therein, the issuer named therein and the owner trustee and Delaware trustee (if necessary) named therein, pursuant to which Receivables are conveyed by HARC to such issuer.

            "OTHER CONVEYED PROPERTY" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the related Indenture (including all property and interests granted to the related Indenture Trustee), including all proceeds thereof, other than the Receivables.

            "PURCHASE DATE" means, with respect to Receivables, any date, on which Receivables are to be purchased by HARC pursuant to this Agreement and a Receivables Purchase Agreement Supplement is executed and delivered by Seller and HARC.

            "RECEIVABLES" means the Receivables listed on the Schedules of Receivables attached to a Receivables Purchase Agreement Supplement as Schedule A.

            "RECEIVABLES PURCHASE AGREEMENT SUPPLEMENT" means an agreement between HARC and Seller in connection with a Series, substantially in the form of Exhibit A hereto.

            "REPURCHASE EVENT" means a determination pursuant to Section 3.2 of the related Master Sale and Servicing Agreement that HARC is required to repurchase a Receivable.

            "SCHEDULE OF RECEIVABLES" means a schedule of Receivables sold and transferred pursuant to this Agreement and a related Receivables Purchase Agreement Supplement, which is attached as Schedule A to such related Receivables Purchase Agreement Supplement.

            SECTION 1.3    OTHER DEFINITIONAL PROVISIONS.

            (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate, other documents, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined herein.

            (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

            (c) All determinations of the principal or finance charge balance of any Receivable, and of any collections thereof, shall be made in accordance with the related Master Sale and Servicing Agreement.

            SECTION 1.4 CERTAIN REFERENCES. All references to the Principal Balance of a Receivable as of any date of determination shall refer to the close of business on such day, or as of the first day of a Collection Period shall refer to the opening of business on such day. All references to the last day of a Collection Period shall refer to the close of business on such day.

            SECTION 1.5 NO RECOURSE. Without limiting the obligations of Seller hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of Seller, or of any predecessor or successor of Seller.


                                   ARTICLE II

                          CONVEYANCE OF THE RECEIVABLES
                         AND THE OTHER CONVEYED PROPERTY

            SECTION 2.1    PURCHASE.

            (a) By execution of this Agreement and subject to the terms and conditions of this Agreement, on a Purchase Date with respect to a Receivables Purchase Agreement Supplement, Seller shall sell, transfer, assign, and otherwise convey to HARC (each, a "CONVEYANCE") without recourse (but without limitation of its obligations in this Agreement), and HARC shall purchase, all right, title and interest of Seller in and to:

                  (i) each and every Receivable listed from time to time on
            Schedule A to such related Receivables Purchase Agreement Supplement and all monies paid or payable thereon or in respect thereof on or after the related Cutoff Date (including amounts due on or before the related Cutoff Date but received by Seller after such date);

                  (ii) the security interests in the related Financed Vehicles granted by Obligors pursuant to such Receivables and any other interest of Seller in such Financed Vehicles;

                  (iii) all rights of Seller against Dealers pursuant to Dealer
            Agreements or Dealer Assignments related to such Receivables;

                  (iv) any proceeds and the right to receive proceeds with
            respect to such Receivables repurchased by a Dealer pursuant to a Dealer Agreement;

                  (v) all rights of Seller under any Service Contracts on the related Financed Vehicles;

                  (vi) any proceeds and the right to receive proceeds with
            respect to the related Receivables from claims on any physical damage, loss, credit life or disability insurance policies, if any, covering Financed Vehicles or Obligors, including rebates of insurance premiums relating to the Receivables and any proceeds from the liquidation of such Receivables;

                  (vii) all items contained in the Receivables Files with
            respect to such Receivables and any and all other documents that Seller or Master Servicer keeps on file in accordance with its customary procedures relating to the related Receivables, or the related Financed Vehicles or Obligor;

                  (viii) all property (including the right to receive future Net
            Liquidation Proceeds) that secures each related Receivable and that has been acquired by or on behalf of HARC pursuant to the liquidation of such Receivable; and

                  (ix) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

            (b) Simultaneously with each Conveyance, HARC will pay or cause to be paid to or upon the order of Seller an amount equal to 100% of the Principal Balance of the related Receivables on the books and records of Seller, plus the present value of anticipated excess spread on such Receivables, discounted to take into account any uncertainty as to future performance matching historical performance, servicing fees, delinquencies, pay down rates, yield and such other factors as may be mutually agreed upon between Seller and HARC, by wire transfer of immediately available funds.

            (c) In connection with each Conveyance, Seller further agrees that it will, at its own expense, on or prior to the related Purchase Date
(i) indicate in its computer files or microfiche lists that the related Receivables have been conveyed to HARC in accordance with this Agreement and the related Receivables Purchase Agreement Supplement, and have been conveyed by HARC to the related Indenture Trustee pursuant to the related Master Sale and Servicing Agreement for the benefit of the related Secured Parties by including in such computer files and microfiche lists the code identifying each such Receivable and (ii) deliver to HARC (or to the related Indenture Trustee if HARC so directs) a computer file or microfiche list containing a true and complete list of all such Receivables specifying for each such Receivable, as of the Cutoff Date (A) its account number and (B) the outstanding balance of such Receivable. Such computer files or microfiche lists shall be delivered to HARC (or to the related Indenture Trustee if so directed by HARC) and marked as proprietary and confidential. Seller further agrees not to alter the code referenced in clause (i) of this paragraph with respect to any Receivable during the term of this Agreement.

            (d) The parties hereto intend that each Conveyance shall constitute a sale of the Seller's right, title and interest in and to the related Receivables and Other Conveyed Property, conveying good title free and clear of any liens, claims, encumbrances or rights of others from Seller to HARC and that the such Receivables and Other Conveyed Property subject to such Conveyance shall not be part of Seller's estate in the event of the insolvency of Seller or a conservatorship, receivership or similar event with respect to Seller. It is the intention of the parties hereto that the arrangements with respect to each Conveyance of Receivables and Other Conveyed Property shall constitute a purchase and sale of such Receivables and Other Conveyed Property and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that Seller shall be deemed to have granted to HARC a first priority perfected security interest in all of such Seller's right, title and interest in and to the Receivables and Other Conveyed Property.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller makes the representations and warranties set forth in Section 3.1(b) through
(h) as of each Purchase Date on which HARC relies in purchasing the Receivables and the Other Conveyed Property subject to the related Conveyance and in transferring the Receivables and the Other Conveyed Property to the Issuer under the related Master Sale and Servicing Agreement. The representations set forth in Section 3.1(a), on which HARC relies in purchasing the Receivables and the Other Conveyed Property subject to the related Conveyance and in transferring the Receivables and the Other Conveyed Property to the Issuer under the related Master Sale and Servicing Agreement, are made with respect to Receivables and Other Conveyed Property conveyed hereunder, as of the execution and delivery of the related Receivables Purchase Agreement Supplement, but shall, together with the representations and warranties set forth in Section 3.1(b) through (h), survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder, and the sale, transfer and assignment thereof by HARC to the Issuer under each Master Sale and Servicing Agreement. Seller and HARC agree that HARC will assign to Issuer all HARC's rights under this Agreement and each Receivables Purchase Agreement Supplement and that the Indenture Trustee will thereafter be entitled to enforce this Agreement and each Receivables Purchase Agreement Supplement against Seller in the Indenture Trustee's own name on behalf of the Securityholders.

            (a) ELIGIBILITY CRITERIA. Each of the Receivables which is to be pledged as collateral for a Series of Notes will satisfy the applicable Eligibility Criteria set forth in, or to be set forth in, Schedule I to the Series Supplement establishing such Series.

            (b) ORGANIZATION AND GOOD STANDING. Seller is a corporation duly organized and validly existing in good standing under the laws of the state of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

            (c) DUE OBLIGATION. Seller is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Receivable unenforceable by Seller, HARC or any Trust and (ii) have a material adverse effect on any Secured Parties.

            (d) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto (such other documents and instruments, including, but not limited to, the Receivables Purchase Agreement Supplement collectively, the "CONVEYANCE PAPERS") and the consummation of the transactions provided for in this Agreement or any other Conveyance Papers have been duly authorized by all necessary corporate action on the part of Seller and constitute or will constitute the legal, valid and binding obligation of Seller, enforceable in accordance with their terms.

            (e) NO CONFLICT. The execution and delivery of this Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to Seller will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which Seller is a party or by which it or any of its properties are bound.

            (f) NO VIOLATION. The execution, delivery and performance of this Agreement and the Conveyance Papers and the fulfillment of the terms contemplated herein and therein applicable to Seller will not conflict with or violate any requirements of law applicable to Seller.

            (g) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best knowledge of Seller, threatened against Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers,
(iii) seeking any determination or ruling that, in the reasonable judgment of Seller, would materially and adversely affect the performance by Seller of its obligations under this Agreement or the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of any Trust under United States Federal, Nevada or California income tax systems.

            (h) ALL CONSENTS. All authorizations, consents, orders, approvals, registrations or declarations with, or of, any Governmental Authority required to be obtained, effected or given by Seller in connection with the execution and delivery by Seller of this Agreement or the Conveyance Papers and the performance of the transactions contemplated by this Agreement or the Conveyance Papers by Seller have been duly obtained, effected or given and are in full force and effect.

            SECTION 3.2 REPRESENTATIONS AND WARRANTIES OF HARC. HARC makes the representations and warranties set forth in Section 3.2 (a) through (f) as of each Purchase Date, on which Seller relies in selling, assigning, transferring and conveying the Receivables and the Other Conveyed Property subject to the related conveyance to HARC hereunder. The representations are made with respect to Receivables and Other Conveyed Property conveyed hereunder, as of the execution and delivery of the related Receivables Purchase Agreement Supplement, but shall survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder and the sale, transfer and assignment thereof by HARC to the related Issuer under each Master Sale and Servicing Agreement.

            (a) ORGANIZATION AND GOOD STANDING. HARC is a corporation duly organized and validly existing under the laws of the State of Nevada and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Conveyance Papers.

            (b) DUE AUTHORIZATION. The execution and delivery of this Agreement and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by HARC by all necessary corporate action on the part of HARC.

            (c) NO CONFLICT. The execution and delivery of this Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which HARC is a party or by which it or its properties is bound.

            (d) NO VIOLATION. The execution, delivery and performance of this Agreement and the Conveyance Papers by HARC and the fulfillment of the terms contemplated herein and therein applicable to HARC will not conflict with or violate any requirements of law applicable to HARC.

            (e) NO PROCEEDING. There are no proceedings or investigations pending or, to the best knowledge of HARC, threatened against HARC, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of HARC, would materially and adversely affect the performance by HARC of its obligations under this Agreement or the Conveyance Papers or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

            (f) ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by HARC in connection with the execution and delivery by HARC of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers or the fulfillment of the terms of this Agreement and the Conveyance Papers by HARC have been duly obtained.

            In the event of any breach of a representation and warranty made by HARC hereunder, Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all Notes and Certificates issued by any Trust have been paid in full. Seller and HARC agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by HARC, the related Issuer or by the related Indenture Trustee on behalf of the related Secured Parties and the related Owner Trustee on behalf of the related Certificateholders. Seller agrees that with respect to its obligations in connection with a Repurchase Event it will exercise no rights of offset with respect to any claims it may have against HARC.

                                   ARTICLE IV

                               COVENANTS OF SELLER

            SECTION 4.1 SELLER'S COVENANTS. Seller hereby covenants and agrees with HARC as follows:

            (a) RECEIVABLES NOT TO BE EVIDENCED BY PROMISSORY NOTES. Seller will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC).

            (b) SECURITY INTERESTS. Except for the conveyances hereunder or as otherwise provide herein, Seller will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with HARC's ownership of the Receivables and Other Conveyed Property or grant, create, incur, assume or suffer to exist any Lien on any Receivable or any Other Conveyed Property, whether now existing or hereafter created, or any interest therein, and Seller shall not claim any ownership interest in the Receivables or any Other Conveyed Property and shall defend the right, title and interest of HARC in and to the Receivables and Other Conveyed Property, whether now existing or hereafter created, against all claims of third parties claiming through or under Seller.

            (c) SECURITY'S INTEREST. Except for the conveyances hereunder and in connection with any transaction permitted pursuant to Section 6.6, Seller hereby agrees not to transfer, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Receivables or any Other Conveyed Property and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation or grant shall be void.

            (d) DELIVERY OF COLLECTIONS OR RECOVERIES. In the event that Seller receives collections or recoveries with respect to the Receivables, Seller agrees to pay to HARC (or to the Master Servicer if HARC so directs) all such collections and recoveries to the extent such amounts are payable to HARC as soon as practicable after receipt thereof.

            (e) NOTICE OF LIENS. Seller shall notify HARC promptly after becoming aware of any Lien on any Receivable or any Other Conveyed Property other than the conveyances hereunder.

            (f) DOCUMENTATION OF TRANSFER. Seller shall undertake to file the documents which would be necessary to perfect and maintain the transfer of the security interest in and to the Receivables and Other Conveyed Property.

            (g) APPROVAL OF OFFICE RECORDS. Seller shall cause this Agreement to be duly approved by Seller's Board of Directors, and Seller shall maintain this Agreement as a part of the official records of Seller for the term of this Agreement.

            (h) MAINTENANCE OF SECURITY INTERESTS IN VEHICLES. In the event that the assignment of a Receivable to HARC or any assignee thereof is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of HARC or any assignee thereof, Seller hereby agrees that the designation of Seller or any Affiliate of Seller as the secured party on the certificate of title is in its capacity as agent of HARC or the agent of any assignee of HARC for such limited purpose.

                                    ARTICLE V

                                   REPURCHASES

            SECTION 5.1 REPURCHASE OF RECEIVABLES UPON BREACH OF WARRANTY. Upon the occurrence of a Repurchase Event, Seller shall, unless the breach which is the subject of such Repurchase Event shall have been cured in all material respects, repurchase the Receivable relating thereto from the related Issuer under the related Master Sale and Servicing Agreement by the last day of the first full calendar month following the discovery of such breach by Seller or receipt by Seller of notice of such breach from any of the Master Servicer, HARC, a Trust Officer of the related Indenture Trustee or the related Owner Trustee and, simultaneously with the repurchase of the Receivable, Seller shall deposit the Repurchase Amount in full, without deduction or offset, in the Collection Account, pursuant to Section 3.2 of the related Master Sale and

Servicing Agreement. It is understood and agreed that, except as set forth in
Section 6.1 hereof, the obligation of Seller to repurchase any Receivable, as to which a breach occurred and is continuing, shall, if such obligation is fulfilled, constitute the sole remedy against Seller for such breach available to HARC, the related Issuer, the related Secured Parties, the related Certificateholders, the related Indenture Trustee on behalf of the related Noteholders or the related Owner Trustee on behalf of the related Certificateholders. The provisions of this Section 5.1 are intended to grant the related Indenture Trustee or the related Issuer a direct right against Seller to demand performance hereunder, and in connection therewith, Seller waives any requirement of prior demand against HARC with respect to such repurchase obligation. Any such repurchase shall take place in the manner specified in Section 3.2 of the related Master Sale and Servicing Agreement. Notwithstanding any other provision of this Agreement or the related Master Sale and Servicing Agreement to the contrary, the obligation of Seller under this Section shall not terminate upon a termination of Household Finance Corporation as Master Servicer under the related Master Sale and Servicing Agreement and shall be performed in accordance with the terms hereof notwithstanding the failure of the Master Servicer or HARC to perform any of their respective obligations with respect to such Receivable under the related Master Sale and Servicing Agreement.

            SECTION 5.2 REASSIGNMENT OF REPURCHASED RECEIVABLES. Upon deposit in the Collection Account of the Repurchase Amount of any Receivable repurchased by Seller under Section 5.1 hereof, HARC and the related Issuer shall take such steps as may be reasonably requested by Seller in order to assign to Seller all of HARC's and the related Issuer's right, title and interest in and to such Receivable and all security and documents and all Other Conveyed Property conveyed to HARC and the related Issuer directly relating thereto, without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of HARC or the related Issuer. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a Repurchased Receivable, in any enforcement suit or legal proceeding, it is held that Seller may not enforce any such Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, HARC and the related Issuer shall, at the expense of Seller, take such steps as Seller deems reasonably necessary to enforce the Receivable, including bringing suit in HARC's or in the related Issuer's name.

            SECTION 5.3 WAIVERS. No failure or delay on the part of HARC, or the related Issuer as assignee of HARC, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                   ARTICLE VI

                                  MISCELLANEOUS

            SECTION 6.1 LIABILITY OF SELLER. Seller shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by Seller and the representations and warranties of Seller.

            SECTION 6.2 AMENDMENT. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by HARC and Seller in accordance with this Section 6.2. This Agreement and any Conveyance Papers may be amended from time to time by HARC and Seller only with the prior written consent of all of the Secured Parties.

            SECTION 6.3 GOVERNING LAW. THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 6.4 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of Seller, 5855 Copley Drive, San Diego, CA 92111, Attention: Chief Operating Officer, with a copy to 2700 Sanders Road, Prospect Heights, Illinois 60070 Attention: Director--Asset Securitization,
(b) in the case of HARC, 1111 Town Center Drive, Las Vegas, Nevada 89134
Attention: Compliance Officer, with a copy to 2700 Sanders Road, Prospect Heights, Illinois 60070, Attention: Treasurer; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

            SECTION 6.5 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions, or terms of this Agreement or Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.

            SECTION 6.6 ASSIGNMENT. Notwithstanding anything to the contrary contained herein, other than HARC's assignment of its rights, title, and interests in, to, and under this Agreement to the Issuer specified in a Master Sale and Servicing Agreement (which Issuer shall assign such rights, title and interest in and to this Agreement to the related Indenture Trustee for the benefit of the related Secured Parties), as contemplated by the Master Sale and Servicing Agreement and Section 6.7 hereof, the Receivables, the Other Conveyed Property, this Agreement and all other Conveyance

Papers may not be assigned by the parties hereto; PROVIDED, HOWEVER, that Seller shall have the right to assign its rights, title and interests, in to and under this Agreement to (i) any successor by merger or consolidation, or any Person which acquires by conveyance, transfer or sale the properties and assets of Seller or (ii) any Affiliate owned directly or indirectly by Household International, Inc. The right granted in the foregoing proviso is subject to the further condition that any such successor or other Person shall expressly assume by written agreement, in form and substance satisfactory to HARC, the obligations of Seller hereunder and under the Conveyance Papers.

            SECTION 6.7 ACKNOWLEDGMENT AND AGREEMENT OF SELLER. By execution below, Seller expressly acknowledges and agrees that all of HARC's right, title, and interest in, to, and under this Agreement, including, without limitation, all of HARC's right title, and interest in and to the Receivables purchased pursuant to this Agreement, shall be assigned by HARC to an Issuer specified in a Master Sale and Servicing Agreement and by such Issuer to the related Indenture Trustee for the benefit of the related Secured Parties, and Seller consents to such assignment. Additionally, Seller agrees for the benefit of such Indenture Trustee that any amounts payable by Seller to HARC hereunder which are to be paid by HARC to such Indenture Trustee for the benefit of the related Secured Parties shall be paid by Seller, on behalf of HARC, directly to such Indenture Trustee. Any payment required to be made on or before a specified date in same-day funds may be made on the prior business day in next-day funds.

            SECTION 6.8 FURTHER ASSURANCES. HARC and Seller agree to do and perform, from time to time, any and all acts to authenticate any and further records, to execute any and further instruments, in each case required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the Conveyance Papers, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

            SECTION 6.9 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of HARC or Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

            SECTION 6.10 COUNTERPARTS. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

            SECTION 6.11 BINDING EFFECT; THIRD-PARTY BENEFICIARIES. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Each of the Indenture Trustee and Issuer with respect to a Master Sale and Servicing Agreement and the related Owner Trustee shall be considered a third-party beneficiary of this Agreement.

            SECTION 6.12 MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 6.13 HEADING. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

            SECTION 6.14 SCHEDULES AND EXHIBITS. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

            SECTION 6.15 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and agreements contained in this Agreement or contained in any Conveyance Paper, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by HARC to the Issuer pursuant to the Master Sale and Servicing Agreement and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the related Indenture and the related Series Supplement.

            SECTION 6.16 NONPETITION COVENANT. Until the date which is one year and one day after payment in full of all the Notes of all Series, neither HARC nor Seller shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Seller or any Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Seller or any Issuer or any substantial part of their respective properties, or ordering the winding up or liquidation of the affairs of Seller or any Issuer. This provision shall survive the termination of this Agreement.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the parties have caused this Master Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                HOUSEHOLD AUTOMOTIVE CREDIT CORPORATION
                                    as Seller


                                By: /s/ Timothy R. Condon
                                   ---------------------------------------------
                                   Name:  Timothy R. Condon
                                   Title: Executive Vice President and Chief
                                           Financial Officer


                                HOUSEHOLD AUTO RECEIVABLES CORPORATION,
                                  as Purchaser


                                By: /s/ S. H. Smith
                                   ---------------------------------------------
                                   Name:  S. H. Smith
                                   Title: Vice President and Assistant Treasurer

                                                                       EXHIBIT A

           FORM OF RECEIVABLES PURCHASE AGREEMENT SUPPLEMENT


            Transfer No. ______ of Receivables, dated as of ___________________, pursuant to a Master Receivables Purchase Agreement (the "PURCHASE AGREEMENT") dated as of August 8, 2002, between Household Automotive Credit Corporation, a Delaware corporation ("SELLER") and Household Auto Receivables Corporation, a Nevada corporation ("HARC").

                         W I T N E S S E T H :

            WHEREAS pursuant to the Purchase Agreement, Seller wishes to convey Receivables and Other Conveyed Property to HARC; and

            WHEREAS, HARC is willing to accept such conveyance subject to the terms and conditions hereof.

            NOW, THEREFORE, Seller and HARC hereby agree as follows:

            1. DEFINED TERMS. Capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement unless otherwise defined herein.

            "CUTOFF DATE" shall mean with respect to the Receivables conveyed hereby, the close of business on ___________________, 200_.

            "MASTER SALE AND SERVICING AGREEMENT" means the agreement dated as of ____________, _____ among HARC, Household Finance Corporation, as Master Servicer, _______________, as indenture trustee and ________________, as issuer.

            "PURCHASE DATE" shall mean with respect to the Receivables conveyed hereby, ___________________, 200_.

            "PURCHASE PRICE" shall mean 100% of the Principal Balance of the Receivables on the books and records of Seller, plus the present value of anticipated excess spread on such Receivables, discounted to take into account any uncertainty as to future performance matching historical performance, servicing fees, delinquencies, paydown rates, yield and such other factors as may be mutually agreed upon by Seller and HARC.

            "TRANSFER DATE" means, with respect to Receivables, the date on which Receivables and Other Conveyed Property are to be transferred to the Trust pursuant to the Master Sale and Servicing Agreement.

            2. SCHEDULE OF RECEIVABLES. Annexed as Schedule A hereto is a computer file which reflects the Receivables that constitute the Receivables to be conveyed pursuant to this Agreement on the Purchase Date.

            3. CONVEYANCE OF RECEIVABLES. In consideration of HARC's delivery to or upon the order of Seller of the Purchase Price, Seller does hereby sell, transfer, assign, set over and otherwise convey to HARC, without recourse (except as expressly provided in the Purchase Agreement), all right, title and interest of Seller in and to:

            (i) each and every Receivable listed on Schedule A hereto and all monies paid or payable thereon or in respect thereof on or after the Cutoff Date (including amounts due on or before the Cutoff Date but received by Seller after such date);

            (ii) the security interests in the related Financed Vehicles granted by Obligors pursuant to such Receivables and any other interest of Seller in such Financed Vehicles;

            (iii) all rights of Seller against Dealers pursuant to Dealer Agreements or Dealer Assignments related to such Receivables;

            (iv) any proceeds and the right to receive proceeds with respect to such Receivables repurchased by a Dealer pursuant to a Dealer Agreement;

            (v) all rights of Seller under any Service Contracts on the related Financed Vehicles;

            (vi) any proceeds and the right to receive proceeds with respect to the related Receivables from claims on any physical damage, loss, credit life or disability insurance policies, if any, covering Financed Vehicles or Obligors, including rebates of insurance premiums relating to the Receivables and any proceeds from the liquidation of such Receivables;

            (vii) all items contained in the Receivables Files with respect to such Receivables and any and all other documents that Seller or the Master Servicer keeps on file in accordance with its customary procedures relating to the related Receivables, or the related Financed Vehicles or Obligor;

            (viii) all property (including the right to receive future Net Liquidation Proceeds) that secures each related Receivable and that has been acquired by or on behalf of HARC pursuant to liquidation of such Receivable;

            (ix) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

            4. REPRESENTATIONS AND WARRANTIES OF SELLER. As of the Purchase Date, Seller hereby makes the representations and warranties to HARC that are set forth in Section 3.1 of the Purchase Agreement with respect to the Conveyance effected hereby to the same extent as if set forth in full herein.

            5. REPRESENTATIONS AND WARRANTIES OF HARC. As of the Purchase Date, HARC hereby makes the representations and warranties to seller that are set forth in Section 3.2 of the Purchase Agreement with respect to the Conveyance effected hereby to the same extent as if set forth in full herein. In the event of any breach of a representation and warranty made by HARC hereunder, Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all Notes and Certificates issued by the Trust have been paid in full. Seller and HARC agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by HARC, the related Issuer or by the related Indenture Trustee on behalf of the related Secured Parties and the related Owner Trustee on behalf of the related Certificateholders.

            6. CONDITIONS PRECEDENT. The obligation of HARC to acquire the Receivables hereunder is subject to the satisfaction, on or prior to the Purchase Date, of the following conditions precedent:

            (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by Seller in Section 4 of this Agreement and in Section
3.1 of the Master Receivables Purchase Agreement shall be true and correct as of the date of this Agreement and as of the Purchase Date.

            (b) ADDITIONAL INFORMATION. Seller shall have delivered to HARC such information as was reasonably requested by HARC to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and in Section 3.1 of the Purchase Agreement and (ii) the satisfaction of the conditions set forth in this Section.

            7. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the Purchase Agreement is in all respects ratified and confirmed and the Purchase Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

            8. COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

            9. CONVEYANCE OF THE RECEIVABLES AND THE OTHER CONVEYED PROPERTY TO THE ISSUER. Seller acknowledges that HARC intends, pursuant to the related Master Sale and Servicing Agreement, to convey the Receivables and the Other Conveyed Property, together with its rights under this Agreement, to the related Issuer on the Transfer Date. The Seller acknowledges and consents to such conveyance and pledge and waives any further notice thereof and covenants and agrees that the representations and warranties of the Seller contained in this Agreement and the rights of HARC hereunder are intended to benefit the related Issuer, the related Owner Trustee, the related Indenture Trustee, the related Secured Parties and the related Certificateholders. In furtherance of the foregoing, the Seller covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof for the benefit of the related Issuer, the related Owner Trustee, the related Indenture Trustee and the related Secured Parties and that, notwithstanding anything to the contrary in this Agreement, the seller shall be directly liable to the related Issuer, the related Owner Trustee, the related Indenture Trustee and the related Secured Parties (notwithstanding any failure by the Master Servicer or HARC to perform their respective duties and obligations hereunder or under any Basic Document) and that the related Indenture Trustee may enforce the duties and obligations of Seller under this Agreement against Seller for the benefit of the related Secured Parties and the related Owner Trustee.

            10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            IN WITNESS WHEREOF, Seller and HARC have caused this Purchase Agreement to be duly executed and delivered by their respective duly authorized officers as of day and the year first above written.

                                HOUSEHOLD AUTOMOTIVE CREDIT CORPORATION,
                                    as Seller


                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:


                                HOUSEHOLD AUTO RECEIVABLES CORPORATION,
                                  as Purchaser


                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                                   SCHEDULE A

             SCHEDULE OF RELATED MASTER SALE AND SERVICING AGREEMENTS

(1) Master Sale and Servicing Agreement dated as of August 8, 2002, among Household Finance Corporation, as Master Servicer, Household Automotive Trust 2002-2, as Issuer, Household Auto Receivables Corporation, as Seller and JPMorgan Chase Bank, as Indenture Trustee.